Exhibit 24(b)(4)(iv)


                 OPPENHEIMER STRATEGIC INCOME FUND
             Class Y Share Certificate (8-1/2" x 11")


I.    FRONT OF CERTIFICATE (All text and other matter lies within decorative border 5/16" in width)

                (upper lefbox with heading: NUMBER [of shares]
                (upper rigbox with heading: CLASS Y SHARES

                (centered
                below boxeOppenheimer    Strategic    Income   Fund

                     A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT        (at  right)  SEE  REVERSE
FOR
                                             CERTAIN DEFINITIONS

                                          box: CUSIP

      (at left)     is the owner of

      (centered)FULLY PAID CLASS Y SHARES OF
                     BENEFICIAL INTEREST OF

                     OPPENHEIMER      STRATEGIC     INCOME     FUND


                (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Fund's Declaration of Trust to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                WITNESS the facsimile seal of the Trust and the signatures of its duly authorized officers.

                                     Dated:
           (at left                 (at right
           of seal)                  of seal)
           (signature)              (signature)

           /s/ George C. Bowen      /s/ Bridget A. Macaskill
           -------------------      ------------------------
           TREASURER                PRESIDENT


                       (centered at bottom)
                  1-1/2" diameter facsimile seal
                           with legend
                 OPPENHEIMER STRATEGIC INCOME FUND
                               SEAL
                               1989
                   COMMONWEALTH OF MASSACHUSETTS



(at lower right, printed
 vertically)                   Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    (A          DIVISION         OF
OPPENHEIMERFUNDS,
                                      INC.)
                                    Englewood     (Co)     Transfer
Agent

                                    By ____________________________
                                          Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety

JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - _____________ Custodian ____________
                          (Cust)          (Minor)

                               UNDER UGMA/UTMA ___________________
                                                    (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s),  assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)


_________________________________________________________(Please
print or
type name and address of assignee)

------------------------------------------------------

________________________________________________Class  Y Shares  of
beneficial interest
represented by the within certificate, and do
hereby        irrevocably        constitute       and       appoint
___________________________  Attorney to transfer the
said shares on the books of the within named Trust with full power of substitution in the premises.

Dated: ______________________

                          Signed: __________________________

                          -----------------------------------
                          (Both must sign if joint owners)

                          Signature(s) __________________________
                           guaranteedName of Guarantor

                               by:  _____________________________
                                    Signature of Officer/Title

(text printed
 vertically to right NOTICE: The signature(s) to this assignment must correspond with of above paragraph) with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in     Signatures must be guaranteed by Y
box to left of       financial institution of the type
signature(s))        described  in the  current  prospectus  of the
Trust.


PLEASE NOTE: This document contains (OppenheimerFunds
watermark when viewed at an ang     logo)
invalid without this watermark:

-----------------------------------------------------------------
             THIS SPACE MUST NOT BE COVERED IN ANY WAY



EDGAR\230CERT.Y